UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2021 (August 27, 2021)

SS&C TECHNOLOGIES HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-34675	71-0987913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Lamberton Road, Windsor, CT	06095
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 298-4500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	SSNC	The Nasdaq Global Select Market

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

On September 1, 2021, SS&C Technologies Holdings, Inc. (“SS&C” or the “Company”) announced that Joseph J. Frank, Senior Vice President, Chief Legal Officer and Secretary of the Company, will be leaving the Company to pursue other opportunities. In connection with Mr. Frank’s resignation, the Company and Mr. Frank entered into an agreement dated August 27, 2021 (the “Agreement”) pursuant to which the Company agreed to pay to Mr. Frank a payment of $1,300,000 and reimburse Mr. Frank for the employer portion (for active employees of the Company) of Mr. Frank’s COBRA continuation insurance premiums for eighteen months following his departure. The Agreement also provides that Mr. Frank will continue to provide services to the Company as a consultant for a period beginning on August 31, 2021 and ending on October 31, 2021. Mr. Frank’s consulting services will include transition-related services and advice for the Company and its new General Counsel. In consideration of Mr. Frank’s consulting services, Mr. Frank will receive an aggregate fee of $200,000.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021.

A copy of the press release, dated September 1, 2021, announcing Mr. Frank’s departure, is furnished as Exhibit 99.1. The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events

On September 1, 2021, SS&C announced that Jason White was appointed to serve as the Company’s General Counsel.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibit

The following document is attached as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press Release, issued by the Company on September 1, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SS&C TECHNOLOGIES HOLDINGS, INC.

Date: September 1, 2021	By:	/s/ Patrick J. Pedonti
Patrick J. Pedonti
Senior Vice President and Chief Financial Officer